Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and six months ended June 30, 2014 and 2013.

Three Months Ended June 30, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$223.7	$169.7	$80.6	$41.9	$4.0	$(1.4)	$518.5
Depreciation and amortization	13.5	4.3	3.9	2.6	—	0.6	24.9
Cost of sales and selling and administrative	215.7	139.5	82.9	35.3	5.3	18.7	497.4
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.5)	(0.5)
Other operating credits and charges, net	—	—	—	—	—	0.6	0.6
Total operating costs	229.2	143.8	86.8	37.9	5.3	19.4	522.4
Income (loss) from operations	(5.5)	25.9	(6.2)	4.0	(1.3)	(20.8)	(3.9)
Total non-operating expense	—	—	—	—	—	(1.9)	(1.9)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(5.5)	25.9	(6.2)	4.0	(1.3)	(22.7)	(5.8)
Income tax benefit	—	—	—	—	—	(6.7)	(6.7)
Equity in income of unconsolidated affiliates	—	—	(1.2)	—	—	—	(1.2)
Income (loss) from continuing operations	$(5.5)	$25.9	$(5.0)	$4.0	$(1.3)	$(16.0)	$2.1
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(5.5)	$25.9	$(5.0)	$4.0	$(1.3)	$(16.0)	$2.1
Income tax benefit	—	—	—	—	—	(6.7)	(6.7)
Interest expense, net of capitalized interest	—	—	—	—	—	7.4	7.4
Depreciation and amortization	13.5	4.3	3.9	2.6	—	0.6	24.9
EBITDA from continuing operations	8.0	30.2	(1.1)	6.6	(1.3)	(14.7)	27.7
Stock based compensation expense	0.3	0.1	0.2	—	—	1.8	2.4
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.5)	(0.5)
Investment income	—	—	—	—	—	(1.7)	(1.7)
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	(2.3)	(2.3)
Other operating credits and charges, net	—	—	—	—	—	0.6	0.6
Depreciation included in equity in (income) loss of unconsolidated affiliates	—	—	0.1	—	—	—	0.1
Adjusted EBITDA from continuing operations	$8.3	$30.3	$(0.8)	$6.6	$(1.3)	$(16.8)	$26.3

Three Months Ended June 30, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$306.2	$152.7	$60.9	$44.3	$3.7	$(0.8)	$567.0
Depreciation and amortization	10.6	4.4	2.6	2.5	—	0.5	20.6
Cost of sales and selling and administrative	206.7	121.2	61.4	35.5	5.5	22.7	453.0
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.7)	(0.7)
Other operating credits and charges, net	—	—	—	—	—	5.4	5.4
Total operating costs	217.3	125.6	64.0	38.0	5.5	27.9	478.3
Income (loss) from operations	88.9	27.1	(3.1)	6.3	(1.8)	(28.7)	88.7
Total non-operating expense	—	—	—	—	—	25.6	25.6
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	88.9	27.1	(3.1)	6.3	(1.8)	(3.1)	114.3
Provision for income taxes	—	—	—	—	—	24.3	24.3
Equity in (income) loss of unconsolidated affiliates	(6.5)	—	2.0	—	0.4	—	(4.1)
Income (loss) from continuing operations	$95.4	$27.1	$(5.1)	$6.3	$(2.2)	$(27.4)	$94.1
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$95.4	$27.1	$(5.1)	$6.3	$(2.2)	$(27.4)	$94.1
Provision for income taxes	—	—	—	—	—	24.3	24.3
Interest expense, net of capitalized interest	—	—	—	—	—	9.8	9.8
Depreciation and amortization	10.6	4.4	2.6	2.5	—	0.5	20.6
EBITDA from continuing operations	106.0	31.5	(2.5)	8.8	(2.2)	7.2	148.8
Stock based compensation expense	0.3	0.2	0.1	—	—	1.5	2.1
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.7)	(0.7)
Investment income	—	—	—	—	—	(3.1)	(3.1)
Other operating credits and charges, net	—	—	—	—	—	5.4	5.4
Other operating credit and charges associated with unconsolidated affiliates	—	—	—	—	—	2.7	2.7
Gain on acquisition	—	—	—	—	—	(35.9)	(35.9)
Depreciation included in equity in income (loss) of unconsolidated affiliates	1.4	—	0.1	—	0.8	—	2.3
Adjusted EBITDA from continuing operations	$107.7	$31.7	$(2.3)	$8.8	$(1.4)	$(22.9)	$121.6

Six Months Ended June 30, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$418.6	$313.2	$147.0	$78.5	$7.7	$(1.8)	$963.2
Depreciation and amortization	27.1	8.5	8.5	4.9	—	1.5	50.5
Cost of sales and selling and administrative	398.9	259.6	148.4	65.4	9.7	44.7	926.7
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.5)	(0.5)
Other operating credits and charges, net	—	—	—	—	—	0.6	0.6
Total operating costs	426.0	268.1	156.9	70.3	9.7	46.3	977.3
Income (loss) from operations	(7.4)	45.1	(9.9)	8.2	(2.0)	(48.1)	(14.1)
Total non-operating expense	—	—	—	—	—	(12.1)	(12.1)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(7.4)	45.1	(9.9)	8.2	(2.0)	(60.2)	(26.2)
Benefit for income taxes	—	—	—	—	—	(12.3)	(12.3)
Equity in income of unconsolidated affiliates	—	—	(1.8)	—	—	—	(1.8)
Income (loss) from continuing operations	$(7.4)	$45.1	$(8.1)	$8.2	$(2.0)	$(47.9)	$(12.1)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(7.4)	$45.1	$(8.1)	$8.2	$(2.0)	$(47.9)	$(12.1)
Benefit for income taxes	—	—	—	—	—	(12.3)	(12.3)
Interest expense, net of capitalized interest	—	—	—	—	—	15.1	15.1
Depreciation and amortization	27.1	8.5	8.5	4.9	—	1.5	50.5
EBITDA from continuing operations	19.7	53.6	0.4	13.1	(2.0)	(43.6)	41.2
Stock based compensation expense	0.5	0.3	0.3	—	—	3.4	4.5
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.5)	(0.5)
Investment income	—	—	—	—	—	(3.5)	(3.5)
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	6.8	6.8
Other operating credits and charges, net	—	—	—	—	—	0.6	0.6
Depreciation included in equity in (income) loss of unconsolidated affiliates	—	—	0.1	—	—	—	0.1
Adjusted EBITDA from continuing operations	$20.2	$53.9	$0.8	$13.1	$(2.0)	$(36.8)	$49.2

Six Months Ended June 30, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$592.9	$286.5	$124.3	$89.4	$6.4	$(1.4)	$1,098.1
Depreciation and amortization	19.0	8.3	5.9	5.1	—	0.9	39.2
Cost of sales and selling and administrative	394.9	230.4	124.8	71.8	9.2	44.3	875.4
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.7)	(0.7)
Other operating credits and charges, net	—	—	—	—	—	7.0	7.0
Total operating costs	413.9	238.7	130.7	76.9	9.2	51.5	920.9
Income (loss) from operations	179.0	47.8	(6.4)	12.5	(2.8)	(52.9)	177.2
Total non-operating expense	—	—	—	—	—	17.8	17.8
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	179.0	47.8	(6.4)	12.5	(2.8)	(35.1)	195.0
Provision for income taxes	—	—	—	—	—	47.2	47.2
Equity in (income) loss of unconsolidated affiliates	(14.5)	—	2.2	—	1.0	—	(11.3)
Income (loss) from continuing operations	$193.5	$47.8	$(8.6)	$12.5	$(3.8)	$(82.3)	$159.1
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$193.5	$47.8	$(8.6)	$12.5	$(3.8)	$(82.3)	$159.1
Provision for income taxes	—	—	—	—	—	47.2	47.2
Interest expense, net of capitalized interest	—	—	—	—	—	20.4	20.4
Depreciation and amortization	19.0	8.3	5.9	5.1	—	0.9	39.2
EBITDA from continuing operations	212.5	56.1	(2.7)	17.6	(3.8)	(13.8)	265.9
Stock based compensation expense	0.5	0.3	0.2	—	—	3.2	4.2
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.7)	(0.7)
Investment income	—	—	—	—	—	(6.6)	(6.6)
Other operating credits and charges, net	—	—	—	—	—	7.0	7.0
Other operating credits and charges associated with joint ventures	—	—	—	—	—	2.7	2.7
Gain on acquisition	—	—	—	—	—	(35.9)	(35.9)
Depreciation included in equity in loss of unconsolidated affiliates	3.4	—	0.1	—	1.6	—	5.1
Adjusted EBITDA from continuing operations	$216.4	$56.4	$(2.4)	$17.6	$(2.2)	$(44.1)	$241.7